Annual Meeting of Shareholders August 21, 2017 Exhibit 99.1

Safe Harbor Statement This presentation includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain current assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. These statements include, among others, statements regarding our strategy, goals and expectations; evaluations of future interest rate trends and liquidity; expectations as to growth in assets, deposits and results of operations, future operations, market position and financial position; and prospects, plans and objectives of management. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the control of the Bank. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. Our actual results could differ materially from those projected in the forward-looking statements as a result of, among others, factors referenced under the section captioned “Risk Factors” in our Annual Report on Form 10-K and quarterly reports on Form 10-Q as filed with the SEC; adverse conditions in the capital and debt markets and the impact of such conditions on our business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which we operate, including changes that adversely affect borrowers’ ability to service and repay our loans; changes in the value of securities in our investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation; changes in accounting standards and practices; the risk that intangible assets recorded in our financial statements will become impaired; demand for loans in our market area; our ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that we may not be successful in the implementation of our business strategy; and changes in assumptions used in making such forward-looking statements. Forward-looking statements speak only as of the date on which they are made. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Agenda for Meeting Overview of Randolph Bancorp, Inc. Financial Highlights RNDB Ownership and Market Information Envisioning What Lies Ahead Questions and Answers Appendix: RNDB Peer Data

Overview of Randolph Bancorp, Inc. Randolph Savings Bank was organized in 1851 and reorganized into the mutual holding company structure in 2002. 2013 saw three major developments at Randolph Savings Bank Leadership Team Change Culture of Accountability Structural Shift in Balance Sheet Holding Company for Randolph Savings Bank and its First Eastern Mortgage Division

Overview of Randolph Bancorp, Inc. Led to recognition of our core values: PRIDE Holding Company for Randolph Savings Bank and its First Eastern Mortgage Division

Overview of Randolph Bancorp, Inc. July 1, 2016 Initial Public Offering Completed raising $49.8 million in a new capital Acquired First Eastern Bankshares Corporation for $14.1 million in cash. Holding Company for Randolph Savings Bank and its First Eastern Mortgage Division

Overview of Randolph Bancorp, Inc. Holding Company for Randolph Savings Bank and its First Eastern Mortgage Division

Financial data is presented for Randolph Bancorp, Inc.’s Fiscal Year Ended December 31 for each respective year. Financial Highlights Total Assets

Financial data is presented for Randolph Bancorp, Inc.’s Fiscal Year Ended December 31 for each respective year. Financial Highlights Loan Composition

Financial data is presented for Randolph Bancorp, Inc.’s Fiscal Year Ended December 31 for each respective year. Financial Highlights Loan Originations

Financial data is presented for Randolph Bancorp, Inc.’s Fiscal Year Ended December 31 for each respective year. * Total loans exclude loans held-for-sale and net deferred loan costs and fees. Peer group detailed on page 22. Financial Highlights Non-Performing Loans (NPLs)/Total Loans

Financial data is presented for Randolph Bancorp, Inc.’s Fiscal Year Ended December 31 for each respective year. Financial Highlights Deposit Growth

Financial data is presented for Randolph Bancorp, Inc.’s Fiscal Year Ended December 31 for each respective year. Financial Highlights Net Interest Income

Financial data is presented for Randolph Bancorp, Inc.’s Fiscal Year Ended December 31 for each respective year. Net interest margin is as reported. Financial Highlights Net Interest Margin

Financial data is presented for Randolph Bancorp, Inc.’s Fiscal Year Ended December 31 for each respective year. Financial Highlights Non-Interest Income/Operating Revenue

Dollars in thousands. Financial data is presented for Randolph Bancorp, Inc.’s Fiscal Year Ended December 31 for each respective year. Financial Highlights Net Income (Loss)

The Company’s financial reporting is determined in accordance with GAAP, which sometimes includes items that management believes are unrelated to its core banking business and are not expected to have a material financial impact on operating results in future periods. Dollars in Thousands Net Income (Loss) GAAP Basis Adjustments* Net Income (Loss) Non-GAAP Basis 2014 (2,167) 1,982 (185) 2015 (754) 869 115 2016 463 1,552 2,015 2017** (597) 384 (213) *For detailed individual item in each year’s adjustments, see page 71 of our prospectus filed with the SEC on May 20, 2016 page 44 of our Annual Report on Form 10-K for the year ended December 31, 2016 (2015 and 2016), and page 33 of our Quarterly Report on Form-10Q for the period ended June 30, 2017 (2017). ** For the six months ended June 30, 2017. Financial Highlights Core Earnings

Financial Highlights Capital as of 12/31/2016 Ratio Minimum Required Well Capitalized Risk-Based Capital 26.1% 8.0% 10.0% Tier 1 Risk-Based Capital 25.0% 6.0% 8.0% Leverage Capital 16.7% 4.0% 5.0% Common Equity Tier 1 Capital 25.0% 4.5% 6.5%

Source: SNL Financial as of June 30, 2017 for ownership information only. * Includes 7.97% of the shares of common stock outstanding owned by the ESOP. RNDB Ownership and Market Information

Source: SNL Financial. As of August 18, 2017. Stock Price RNDB Price is up 46.8% since trading began after its full conversion on 7/1/16 at $10.00 per share. July 1, 2016 – August 18, 2017 RNDB Ownership and Market Information

CULTURE Risk Management Operational Excellence Sound Strategy Envisioning What Lies Ahead

Challenges going forward – Consumer Banking Responses to challenges Rebranding - What community banking can be Foundation – Putting our values into action Ready for the way customers want to bank Envisioning What Lies Ahead

Challenges going forward – Mortgage Business Responses to challenges Grow quality purchase-money focused originator network Commercial loan growth at steady, responsible pace Core deposit growth to support loan growth Responsible and measured capital deployment Envisioning What Lies Ahead

Q & A

Source: SNL Financial as of the most recent reported quarter. (1) Peers exclude CBNK (recently acquired by Westfield Financial, Inc.) and GTWN (recently acquired by Salem Five Bancorp) Includes select banks and thrifts with assets between $250M and $1.0B. Banks & Thrifts include peers identified per RNDB investor relations with the addition of PLRM(1) Appendix: Randolph Peer Data